UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
SYMANTEC CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on September 20, 2010.

SYMANTEC CORPORATION
SYMANTEC CORPORATION
350 ELLIS STREET
MOUNTAIN VIEW, CALIFORNIA 94043
Meeting Information
Meeting Type:           Annual Meeting
For holders as of:    July 26, 2010
Date:   September 20, 2010      Time:   11:00 a.m. PT

Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/symantec.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/symantec and be sure to have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX   (located on the following page) in the subject line.
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT           ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:            sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX   (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 6, 2010 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
     Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
è  XXXX XXXX XXXX   available and follow the instructions.
     During The Meeting:
Go to www.virtualshareholdermeeting.com/symantec. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of eleven (11) members to the Board of Directors:
1a.	Stephen M. Bennett

1b.	Michael A. Brown

1c.	William T. Coleman III

1d.	Frank E. Dangeard

1e.	Geraldine B. Laybourne

1f.	David L. Mahoney

1g.	Robert S. Miller

1h.	Enrique Salem

1i.	Daniel H. Schulman

1j.	John W. Thompson

1k.	V. Paul Unruh
2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2011 fiscal year;

3.	Approval of an amendment to our 2004 Equity Incentive Plan, as amended, to increase the number of authorized shares issuable thereunder by 55,000,000 shares; and

4.	Approval of an amendment to our 2008 Employee Stock Purchase Plan, to increase the number of authorized shares issuable thereunder by 20,000,000 shares.
Note: Such other business as may properly come before the meeting or any adjournment thereof.
THIS IS NOT A PROXY CARD. To vote the shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions on the previous page.